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                                                                   Exhibit 10.33

IBM Credit Corporation

                                    GUARANTY
                         (For PC Connection Sales Corp.)

TO: IBM CREDIT CORPORATION                               DATE: February 25, 2000
    1500 RiverEdge Parkway
    Atlanta, GA 30328

Gentlemen:

      In consideration of credit and financing accommodations granted or to be granted by you to PC Connection Sales Corp. (fka PC Connection, Inc.) ("Dealer"), which is in the best interest of the undersigned, and for other good and valuable consideration received, the undersigned guaranties to you, jointly and severally, the prompt and unconditional payment by Dealer of any and all obligations, liabilities, contracts, mortgages, notes, trust receipts, secured transactions, inventory financing and security agreements, and commercial paper on which Dealer is obligated to you in connection with that certain Agreement for Inventory Financing dated August 17, 1999, as amended and in effect from time to time, heretofore, now, or hereafter owed or arising ("Liabilities"), whether the Liabilities are individual, joint, several, primary, secondary, direct, contingent or otherwise. The undersigned also agrees to indemnify you and hold you harmless against any losses you may sustain and expenses you may incur, suffer or be liable for as a result of or in any way arising out of, following, or consequential to any transactions with or for the benefit of Dealer, except those arising out of your own gross negligence or willful misconduct.

      If Dealer fails to pay any Liabilities to you when due, all Liabilities to you shall then be deemed to have become immediately due and payable, and the undersigned shall then pay upon demand the full amount of all sums owed to you by Dealer, together with all reasonable expenses, including reasonable attorney's fees.

      The liability of the undersigned is direct and unconditional and shall not be affected by any extension, renewal or other change in the terms of payment of any security agreement or any other agreement between you and Dealer, or any change in the manner, place or terms of payment or performance thereof, or the release, settlement or compromise of or with any party liable for the payment or performance thereof, the release or non-perfection of any security thereunder, any change in Dealer's financial condition, or the interruption of business relations between you and Dealer. This Guaranty shall continue for so long as any sums owing to you by Dealer remain outstanding and unpaid, unless terminated in the manner provided below. The undersigned acknowledges that its obligations hereunder are in addition to and independent of any agreement or transaction between you and Dealer or any other person creating or reserving any lien, encumbrance or security interest in any property of Dealer or any other person as security for any obligation of Dealer. You need not exhaust your rights or recourse against Dealer or any other person or any security you may have at any time before being entitled to payment from the undersigned.

      This Guaranty is assignable, and shall inure to the benefit of and bind your and our respective successors and assigns.

      If Dealer hereafter is incorporated, acquired by a corporation, dissolved, or otherwise undergoes any change in its management, ownership, identity or organizational structure, this Guaranty shall continue to extend to any Liabilities of the Dealer or such resulting corporation, dissolved corporation, or new or changed legal entity or identity to you.

      The undersigned waives: notice of the acceptance of this Guaranty, and of presentment, demand and protest: notices of nonpayment, nonperformance, and dishonor; notices of amount of indebtedness of Dealer outstanding at any time; notices of the number and amount of advances made by you to Dealer in reliance on this Guaranty; notices of any legal proceedings against Dealer; notice and hearing as to any


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prejudgment remedies; and any other demands and notices required by law. The undersigned also waives any and all rights in and notices or demands relating to any collateral now or hereafter securing any of the Liabilities, including, but not limited to, all rights, notices or demands relating, whether directly or indirectly, to the sale or other disposition of any or all of such collateral or the manner of such sale or other disposition. All waivers by the undersigned herein shall survive any termination or revocation of this Guaranty.

      The undersigned has made an independent investigation of the financial condition of Dealer and gives this Guaranty based on that investigation and not upon any representations made by you. The undersigned acknowledges that it has access to current and future Dealer financial information which will enable the undersigned to continuously remain informed of Dealer's financial condition. The undersigned also consents to and agrees that the obligations under this Guaranty shall not be affected by your, subsequent increases or decreases in the credit line that you may grant to Dealer: substitutions, exchanges or releases of all or any part of the collateral now or hereafter securing any of the Liabilities; sales or other dispositions of any or all of the collateral now or hereafter securing any of the Liabilities without demands, advertisement or notice of the time or place of the sales or other dispositions; realizing on the collateral; or purchases of all or any part of the collateral for your own account.

      This Guaranty and any and all obligations, liabilities, terms and provisions herein shall survive any and all bankruptcy or insolvency proceedings, actions and/or claims brought by or against Dealer, whether such proceedings, actions and/or claims are federal and/or state.

      This Guaranty is submitted by the undersigned to you (for your acceptance or rejection thereof) at your above specified office: as an offer by the undersigned to guaranty the credit and financial accommodations provided by you to Dealer. If accepted, this Guaranty shall be deemed to have been made at your above specified office. This Guaranty and all obligations pursuant thereto, shall be governed and controlled as to interpretation, enforcement, validity, construction, effect and in all other respects by the laws of the state of your above specified office. The undersigned, to induce you to accept this Guaranty, agrees that all actions or proceedings arising directly or indirectly in connection with, out of, related to or from this Guaranty may be litigated, at your sole discretion and election, in courts within the state of your above specified office. The undersigned consents and submits to the jurisdiction of any local, state or federal court located within that state. The undersigned waives any right to transfer or change the venue of any litigation brought against the undersigned by you in accordance with this paragraph.

      Any delay by you, or your successors or assigns in exercising any or all rights granted you under this Guaranty shall not operate as a waiver of those rights. Furthermore, any failure by you, your successors or assigns, to exercise any or all rights granted you under this Guaranty shall not operate as a waiver of your right to exercise any or all of them later.

      This document contains the full agreement of the parties concerning the guaranty of Dealer's Liabilities and can be varied only by a document signed by all the parties hereto. The undersigned may terminate this Guaranty by notice to you in writing, the termination to be effective thirty (30) days after receipt and acknowledgment thereof by you, but the termination shall in no manner terminate the undersigned guaranty of Liabilities arising prior to the effective date of termination.


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      WE AGREE THAT ANY ACTION, SUIT OR PROCEEDING RELATING DIRECTLY OR
INDIRECTLY TO THIS GUARANTY OR THE RELATIONSHIP BETWEEN YOU AND US, WILL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE WITHOUT A JURY. THUS, WE HEREBY WAIVE ANY RIGHT TO A JURY TRIAL IN ANY SUCH ACTION, SUIT OR PROCEEDING.


WITNESS (as to all except Comteq):
          /s/ Jack L Ferguson
----------------------------------    PC CONNECTION, INC.(f/k/a PC Holdco, Inc.)

(Print Name  Jack L Ferguson    )     By:           /s/ Mark Garin
           -----------------------       ------------------------------------
Address: Rte 101A, 730 Milford Rd     (Print Name      Mark Garin            )
----------------------------------                ---------------------------
        Merrimack, NH 03054           Title:   Chief Financial Officer
----------------------------------          ---------------------------------

----------------------------------    PC CONNECTION SALES OF
                                      MASSACHUSETTS, INC.

                                      By:       /s/ Peter Cannone
                                         ------------------------------------
                                      (Print Name   Peter Cannone            )
                                                  ---------------------------
                                      Title:     Vice President
                                            ---------------------------------

                                      MERRIMACK SERVICES CORP.

                                      By:        /s/ Mark Garin
                                         ------------------------------------
                                      (Print Name    Mark Garin              )
                                                  ---------------------------
                                      Title:   Chief Financial Officer
                                            ---------------------------------

                                      Guarantor's Address (as to all the
                                      foregoing):

                                      Rte 101A, 730 Milford Rd
                                      ---------------------------------------
                                      Merrimack, NH 03054
                                      ---------------------------------------

WITNESS (as to Comteq):
----------------------------------    COMTEQ FEDERAL, INC.

(Print Name                     )     By:
           ---------------------         ------------------------------------
Address:                              (Print Name                            )
--------------------------------                  ---------------------------
                                      Title:
--------------------------------            ---------------------------------

--------------------------------      Guarantor's Address (as to Comteq only):

                                      ---------------------------------------

                                      ---------------------------------------

                                      ---------------------------------------


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      WE AGREE THAT ANY ACTION, SUIT OR PROCEEDING RELATING DIRECTLY OR
INDIRECTLY TO THIS GUARANTY OR THE RELATIONSHIP BETWEEN YOU AND US, WILL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE WITHOUT A JURY. THUS, WE HEREBY WAIVE ANY RIGHT TO A JURY TRIAL IN ANY SUCH ACTION, SUIT OR PROCEEDING. WITNESS (as to all except Comteq):


WITNESS (as to all except Comteq):
----------------------------------    PC CONNECTION, INC.(f/k/a PC Holdco, Inc.)

(Print Name                     )     By:
           ---------------------         ------------------------------------
Address:                              (Print Name                            )
--------------------------------                  ---------------------------
                                      Title:
--------------------------------            ---------------------------------

--------------------------------      PC CONNECTION SALES OF
                                      MASSACHUSETTS, INC.

                                      By:
                                         ------------------------------------
                                      (Print Name                            )
                                                  ---------------------------
                                      Title:
                                            ---------------------------------

                                      MERRIMACK SERVICES CORP.

                                      By:
                                         ------------------------------------
                                      (Print Name                            )
                                                  ---------------------------
                                      Title:
                                            ---------------------------------

                                      Guarantor's Address (as to all the
                                      foregoing):

                                      ---------------------------------------

                                      ---------------------------------------
WITNESS (as to Comteq)
Dawn M Cranford
----------------------------------    COMTEQ FEDERAL, INC.

(Print Name Dawn M Cranford    )      By:      /s/ Gary Sorkin
           ---------------------         ------------------------------------
Address  7503 Standish Pl.            (Print Name  Gary Sorkin               )
--------------------------------                  ---------------------------
  Rockville, MD 20855                 Title: President
--------------------------------            ---------------------------------

--------------------------------      Guarantor's Address (as to Comteq only):

                                      ---------------------------------------
                                          7503 Standish Pl.
                                      ---------------------------------------
                                          Rockville, MD 20855
                                      ---------------------------------------


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